SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 25, 1997

             TRUST CREATED BY MIDLAND REALTY ACCEPTANCE CORPORATION
                    (under a Pooling & Servicing Agreement
                  dated as of September 1, 1996, which Trust is
                the issuer of Commercial Mortgage Pass-Through
            =============Certificates, Series 1996-C1)=============
            (Exact name of Registrant as specified in its Charter)



   Missouri                       333-03885-01                      36-4106421
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
of Formation)                      File No.)               Identification No.)

LaSalle National Bank, Trustee, 135 South LaSalle Street
Suite 200, Chicago, Illinois                                          60603
Attention:  Asset-backed Securities Trust Services                  (Zip Code)
            MRAC Series 1996-C1
(Address of principal executive office)

Registrant's telephone number, including area code:   (800) 246-5761

                        The Exhibit Index is on page 2.




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
Item 5.     Other Events

      Attached hereto is a copy of the February 25, 1997, Monthly Remittance Statement provided to the Certificateholders by the Trustee.

Item 7.     Financial Statements and Exhibits

    Exhibits

    Monthly Remittance Statement to the Certificateholders dated as of February 25, 1997.

    Loan data file as of the February 1997 Determination Date.



                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             MIDLAND LOAN SERVICES, L.P., not in its individual capacity but solely as a duly authorized agent of the Registrant pursuant to Section 3.20 of the Pooling & Servicing Agreement dated as of September 1, 1996

                             By:   Midland Data  Systems,  Inc.,  its General
                             Partner




                                  /s/ Lawrence D. Ashley

                             By:  Lawrence D. Ashley

                             Title: Director of MBS Programs


Date: February 25, 1997



                                 EXHIBIT INDEX

                                                                    Sequential
Document                                                           Page Number

Monthly Statement to the Certificateholders                                3
dated as of February 25, 1997

Loan data file as of February 1997                                         22




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